UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-5531
                                   ---------------------------------------------


                       MassMutual Participation Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


             1500 Main Street, Suite 600, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)


                 Rodney J. Dillman, Vice President and Secretary
            1500 Main Street, Suite 2800, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 6/30/08
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                                                                      MASSMUTUAL
                                                         PARTICIPATION INVESTORS

                                                                  REPORT FOR THE
                                                  SIX MONTHS ENDED JUNE 30, 2008










                                                                          [LOGO]

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.          MassMutual Participation Investors
P.O. Box 173673                               c/o Babson Capital Management LLC
Denver, Colorado 80217-3673           [LOGO]  1500 Main Street, Suite 600
1-800-647-7374                                Springfield, Massachusetts 01115
                                              (413) 226-1516
INTERNET WEBSITE
www.babsoncapital.com/mpv

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICY
MassMutual Participation Investors (the "Trust") is a closedend management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers as "MassPrt" or "MassMuPrt" under the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as common stock, warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-Q
MassMutual Participation Investors files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available
(i) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov; and (ii) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD
The Trustees of MassMutual Participation Investors have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on MassMutual Participation Investors' website: http://www. babsoncapital.com/mpv; and (3) on the U.S. Securities and Exchange Commission ("SEC") website at http:// www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on MassMutual Participation Investors' website: http://www. babsoncapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

                                                                            MPV
                                                                          Listed
                                                                           NYSE

TO OUR SHAREHOLDERS                           MassMutual Participation Investors

July 31, 2008

We are pleased to present the June 30, 2008 Quarterly Report of MassMutual Participation Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of 25 cents per share, payable on August 15, 2008 to shareholders of record on August 1, 2008. The Trust had previously paid a 25 cent per share dividend for the preceding quarter.

The mezzanine and private equity markets in which the Trust participates have begun to recover from the effects of the credit dislocation that occurred in 2007. Deal volume has rebounded over the past few months as credit continues to be available for middle market leveraged transactions. In the current market, new investments are being structured with lower leverage than they were in 2007, while pricing on these investments is more favorable than it has been for several years.

During the quarter, the Trust made private placement investments in two new issuers and two "follow-on" investments, totaling approximately $2.6 million. The follow-on investments purchased by the Trust were American Hospice Management Holding LLC and Fuel Systems Holding Corporation. The two new issuers were A W X Holdings Corporation and GQ Holdings LLC. The weighted average coupon of these investments was 13.31%. (A brief description of these investments can be found in the Consolidated Schedule of Investments.)

During the quarter ended June 30, 2008, net assets of the Trust decreased to $125,650,592 or $12.68 per share compared to $127,127,512 or $12.85 per share on
March 31, 2008, which translates into a 0.61% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 6.01%, 17.69%, and 12.21% for the 1-, 5- and 10-year time periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends. The Trust earned 23 cents per share of net investment income for the quarter, compared to 26 cents per share in the previous quarter.

U.S. equity markets, as approximated by the Russell 2000 Index, increased 0.58% for the quarter. U.S. fixed income markets, as approximated by the Lehman Brothers U.S. Corporate High Yield Index increased 1.76% for the quarter.

During the quarter ended June 30, 2008, the market price of the Trust decreased 3.4% from $13.65 per share to $13.19 per share. The Trust's market price of $13.19 per share equated to a 4.0% premium over the June 30, 2008 net asset value per share. The Trust's average quarter-end premium for the 3-, 5-, and 10-year periods was 11.1%, 10.6% and 6.4%, respectively.

Thank you for your continued interest in and support of MassMutual Participation Investors.

Sincerely,

/s/ Clifford M. Noreen

Clifford M. Noreen
President
                      Portfolio Composition as of 6/30/08 *

                            [PIE CHART APPEARS HERE]

     Public High Yield Debt 18.6%             Private Investment Grade Debt 0.8%

     Public Equity 0.8%                       Private / Restricted Equity 13.8%

     Private / 144A High Yield Debt 57.2%     Cash & Short Term Investments 8.8%

*Based on market value of total investments

Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008
(UNAUDITED)

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
  (Cost - $98,510,329)                                            $  93,969,644
Corporate public securities at market value
  (Cost - $28,489,599)                                               25,816,933
Short-term securities at amortized cost                              10,676,366
                                                                  -------------
                                                                    130,462,943
Cash                                                                    965,874
Interest receivable                                                   2,799,003
Receivable for investments sold                                       3,898,548
Other assets                                                             12,594
                                                                  -------------
  TOTAL ASSETS                                                      138,138,962
                                                                  -------------
LIABILITIES:
Investment advisory fee payable                                         282,714
Note payable                                                         12,000,000
Interest payable                                                         88,933
Accrued expenses                                                        116,723
                                                                  -------------
  TOTAL LIABILITIES                                                  12,488,370
                                                                  -------------
  TOTAL NET ASSETS                                                $ 125,650,592
                                                                  =============

NET ASSETS:
Common shares, par value $.01 per share; an unlimited
  number authorized                                               $      99,112
Additional paid-in capital                                           92,387,793
Retained net realized gain on investments, prior years               32,808,045
Undistributed net investment income                                   3,395,923
Accumulated net realized gain on investments                          4,173,070
Net unrealized depreciation of investments                           (7,213,351)
                                                                  -------------
  TOTAL NET ASSETS                                                $ 125,650,592
                                                                  =============
COMMON SHARES ISSUED AND OUTSTANDING                                  9,911,164
                                                                  =============
NET ASSET VALUE PER SHARE                                         $       12.68
                                                                  =============

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2

CONSOLIDATED STATEMENT OF OPERATIONS          MassMutual Participation Investors
FOR THE SIX MONTHS ENDED JUNE 30, 2008
(UNAUDITED)

INVESTMENT INCOME:
Interest                                                          $   5,917,602
Dividends                                                               105,447
Other                                                                    39,136
                                                                  -------------
  Total investment income                                             6,062,185
                                                                  -------------
EXPENSES:
Investment advisory fees                                                568,751
Interest                                                                354,229
Trustees' fees and expenses                                              84,000
Professional fees                                                        78,200
Reports to shareholders                                                  54,000
Custodian fees                                                           13,957
Transfer agent/registrar's expenses                                      12,000
Other                                                                    18,590
                                                                  -------------
  TOTAL EXPENSES                                                      1,183,727
                                                                  -------------
INVESTMENT INCOME - NET                                               4,878,458
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments before taxes                         3,776,610
Income tax expense                                                      (87,118)
                                                                  -------------
Net realized gain on investments                                      3,689,492
Net change in unrealized appreciation of investments                 (7,715,271)
                                                                  -------------
  NET LOSS ON INVESTMENTS                                            (4,025,779)
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $     852,679
                                                                  =============

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2008
(UNAUDITED)

NET DECREASE IN CASH:
Cash flows from operating activities:
  Purchases/Proceeds/Maturities from short-term
    portfolio securities, net                                     $  (3,007,925)
  Purchases of portfolio securities                                 (12,517,455)
  Proceeds from disposition of portfolio securities                  18,200,873
  Interest, dividends and other received                              6,050,920
  Interest expense paid                                                (358,051)
  Operating expenses paid                                              (830,625)
  Income taxes paid                                                    (842,710)
                                                                  -------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES                         6,695,027
                                                                  -------------
Cash flows from financing activities:
  Cash dividends paid from net investment income                     (7,216,891)
  Cash dividends paid from net realized gain on investments            (187,646)
  Receipts for shares issued on reinvestment of dividends               646,310
                                                                  -------------
    NET CASH USED FOR FINANCING ACTIVITIES                           (6,758,227)
                                                                  -------------
NET DECREASE IN CASH                                                    (63,200)
Cash - beginning of year                                              1,029,074
                                                                  -------------
CASH - END OF PERIOD                                              $     965,874
                                                                  =============
RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $     852,679
                                                                  -------------
  Decrease in investments                                             9,376,837
  Decrease in interest receivable                                       194,438
  Increase in receivable for investments sold                        (2,943,196)
  Increase in other assets                                              (12,594)
  Decrease in investment advisory fee payable                            (2,193)
  Decrease in interest payable                                           (3,822)
  Decrease in accrued expenses                                           (8,392)
  Decrease in accrued taxes payable                                    (755,592)
  Decrease in other payables                                             (3,138)
                                                                  -------------
    TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                   5,842,348
                                                                  -------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES                     $   6,695,027
                                                                  =============

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
4

CONSOLIDATED STATEMENTS OF CHANGES            MassMutual Participation Investors
IN NET ASSETS

                                                   For the six
                                                   months ended      For the
                                                    06/30/08        year ended
                                                   (Unaudited)       12/31/07
                                                   -----------       --------
(DECREASE) INCREASE IN NET ASSETS:

Operations:
Investment income - net                           $   4,878,458   $  12,057,960
Net realized gain on investments                      3,689,492       1,184,026
Net change in unrealized appreciation of
  investments                                        (7,715,271)     (1,644,141)
                                                  -------------   -------------
Net increase in net assets resulting from
  operations                                            852,679      11,597,845
Increase from common shares issued on
  reinvestment of dividends Common shares
  issued (2008 - 49,553; 2007 - 56,329)                 646,310         828,061
Dividends to shareholders from:
  Net investment income (2008 - $0.25 per
  share; 2007 - $1.23 per share)                     (2,473,731)    (12,127,939)
  Net realized gains on investments (2007 -
  $0.02 per share)                                          --         (187,646)
                                                  -------------   -------------
    TOTAL (DECREASE) INCREASE IN NET ASSETS            (974,742)        110,321

NET ASSETS, BEGINNING OF YEAR                       126,625,334     126,515,013
                                                  -------------   -------------
NET ASSETS, END OF PERIOD/YEAR (including
  undistributed net investment income of
  $3,395,923 and $991,196, respectively)          $ 125,650,592   $ 126,625,334
                                                  =============   =============

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING:

                                                      For the six months            For the years ended December 31,
                                                       ended 06/30/2008    --------------------------------------------------
                                                          (Unaudited)       2007       2006       2005       2004       2003
                                                          -----------       ----       ----       ----       ----       ----
Net asset value:
  Beginning of year                                         $ 12.84       $ 12.90    $ 12.21    $ 11.13    $  9.84    $  8.78
                                                            -------       -------    -------    -------    -------    -------
Net investment income (a)                                      0.49          1.23       1.10       0.99       1.00       0.80
Net realized and unrealized
  gain (loss) on investments                                  (0.41)        (0.05)      0.77       1.09(b)    1.36       1.21
                                                            -------       -------    -------    -------    -------    -------
Total from investment operations                               0.08          1.18       1.87       2.08       2.36       2.01
                                                            -------       -------    -------    -------    -------    -------
Dividends from net investment
  income to common shareholders                               (0.25)        (1.23)     (1.18)     (1.01)     (1.10)     (0.96)
Dividends from net realized gain
  on investments to common shareholders                         --          (0.02)     (0.01)       --         --         --
Increase from dividends reinvested                             0.01          0.01       0.01       0.01       0.03       0.01
                                                            -------       -------    -------    -------    -------    -------
Total dividends                                               (0.24)        (1.24)     (1.18)     (1.00)     (1.07)     (0.95)
                                                            -------       -------    -------    -------    -------    -------
Net asset value: End of period/year                         $ 12.68       $ 12.84    $ 12.90    $ 12.21    $ 11.13    $  9.84
                                                            -------       -------    -------    -------    -------    -------
Per share market value:
  End of period/year                                        $ 13.19       $ 13.18    $ 14.70    $ 14.05    $ 13.31    $ 11.65
                                                            =======       =======    =======    =======    =======    =======
Total investment return
  Market value                                                 1.97%        (1.30%)    16.81%     17.25%     25.77%     35.50%
  Net asset value (c)                                          0.69%         9.95%     18.64%     22.51%     25.14%     23.72%
Net assets (in millions):
  End of period/year                                        $125.65       $126.23    $126.52    $119.02    $107.61    $ 94.40
Ratio of operating expenses
  to average net assets                                        1.32%(d)      1.36%      1.17%      1.45%      1.63%      1.65%
Ratio of interest expense
  to average net assets                                        0.56%(d)      0.56%      0.57%      0.80%      0.89%      0.97%
Ratio of income tax expense
to average net assets (e)                                      0.14%(d)      0.48%      2.68%      2.83%      0.16%       --
Ratio of total expenses before custodian fee
  reduction to average net assets (e)                          2.02%(d)      2.40%      4.46%      5.12%      2.68%      2.62%
Ratio of net expenses after custodian fee
  reduction to average net assets (e)                          2.02%(d)      2.40%      4.42%      5.08%      2.68%      2.62%
Ratio of net investment income
  to average net assets                                        7.76%(d)      9.32%      8.43%      8.45%      9.60%      8.55%

Portfolio turnover                                               10%           33%        34%        32%        51%        55%

(a)  Calculated using average shares.
(b)  Amount includes $0.10 per share in litigation proceeds.
(c)  Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)  Annualized.
(e)  As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

Senior securities:
  Total principal amount (in millions)                      $    12       $    12    $    12    $    12    $  22.5    $  22.5
  Asset coverage per $1,000
    of indebtedness                                         $11,471       $11,552    $11,543    $10,918    $5,783     $ 5,195

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6

CONSOLIDATED SCHEDULE OF INVESTMENTS           MassMutual Paticipation Investors
June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES - 74.78%:(A)                               Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
PRIVATE PLACEMENT INVESTMENTS - 71.22%

A H C HOLDING COMPANY, INC.
A designer and manufacturer of boilers and water heaters for the commercial sector.
15% Senior Subordinated Note due 2015                                    $   1,244,460   11/21/07   $   1,219,601   $   1,208,697
Limited Partnership Interest (B)                                            7.93% int.   11/21/07         119,009         113,060
                                                                                                    -------------   -------------
                                                                                                        1,338,610       1,321,757
                                                                                                    -------------   -------------
A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in Texas, Florida and Arizona.
12% Senior Subordinated Note due 2012                                    $   1,125,000   04/08/04       1,125,000       1,125,000
Warrant, exercisable until 2012, to purchase
  preferred stock at $.01 per share (B)                                         7 shs.   11/16/07            --             9,158
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                        1,230 shs.   04/08/04            --           210,521
                                                                                                    -------------   -------------
                                                                                                        1,125,000       1,344,679
                                                                                                    -------------   -------------
A W X HOLDINGS CORPORATION
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014                                  $     420,000   05/15/08         411,600         418,272
13% Senior Subordinated Note due 2015                                    $     420,000   05/15/08         376,282         416,983
Common Stock (B)                                                           60,000 shs.   05/15/08          60,000          57,000
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       21,099 shs.   05/15/08          35,654             211
                                                                                                    -------------   -------------
                                                                                                          883,536         892,466
                                                                                                    -------------   -------------
ADVANCED TECHNOLOGIES HOLDINGS
A provider of factory maintenance services to industrial companies.
15% Senior Subordinated Note due 2013                                    $   1,080,460   12/27/07       1,066,743       1,068,019
Preferred Stock (B)                                                           546 shs.   12/27/07         270,000         256,501
                                                                                                    -------------   -------------
                                                                                                        1,336,743       1,324,520
                                                                                                    -------------   -------------
AERO HOLDINGS, INC.
A provider of geospatial services to corporate and government clients.
10.5% Senior Secured Term Note due 2014                                  $     930,000   03/09/07         916,050         895,014
14% Senior Subordinated Note due 2015                                    $     720,000   03/09/07         648,598         687,474
Common Stock (B)                                                          150,000 shs.   03/09/07         150,000         127,246
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       37,780 shs.   03/09/07          63,730          32,049
                                                                                                    -------------   -------------
                                                                                                        1,778,378       1,741,783
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                7

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)MassMutual Paticipation Investors June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2013                                    $   1,125,000   01/22/04   $   1,055,949   $   1,075,960
12% Senior Subordinated Note due 2013                                    $     562,503   06/09/08         551,253         559,629
Preferred Class A Unit (B)                                                  1,706 uts.          *         170,600          68,240
Preferred Class B Unit (B)                                                    808 uts.   06/09/08          80,789          80,798
Common Class B Unit (B)                                                    16,100 uts.   01/22/04               1            --
Common Class D Unit (B)                                                     3,690 uts.   09/12/06            --              --
                                                                                                    -------------   -------------
                                                                                                        1,858,592       1,784,627
                                                                                                    -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2012                                    $     861,702   05/18/05         822,201         814,299
Common Stock (B)                                                              263 shs.   05/18/05         263,298          45,497
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           69 shs.   05/18/05          59,362          11,928
                                                                                                    -------------   -------------
                                                                                                        1,144,861         871,724
                                                                                                    -------------   -------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014                                  $   1,207,902   06/30/06       1,142,813       1,219,981
Preferred Stock Class A (B)                                                   465 shs.   06/30/06         141,946         141,377
Common Stock (B)                                                                 1 sh.   06/30/06             152            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          164 shs.   06/30/06          48,760          49,685
                                                                                                    -------------   -------------
                                                                                                        1,333,671       1,411,043
                                                                                                    -------------   -------------
CAPESUCCESS LLC
A provider of diversified staffing services.
Preferred Membership Interests (B)                                            806 uts.   04/29/00           3,598            --
Common Membership Interests (B)                                            10,421 uts.   04/29/00          46,706            --
                                                                                                    -------------   -------------
                                                                                                           50,304            --
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)                                                               55 shs.         **             252         279,466
                                                                                                    -------------   -------------

*  01/22/04 and 09/12/06.
** 12/30/97 and 05/29/99.
---------------------------------------------------------------------------------------------------------------------------------
8

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)MassMutual Paticipation Investors June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------

COEUR, INC.
A producer of proprietary, disposable power injection syringes.
8.75% Senior Secured Term Note due 2010                                  $     141,304   04/30/03   $     141,304   $     141,761
11.5% Senior Subordinated Note due 2011                                  $     242,754   04/30/03         231,575         240,418
Common Stock (B)                                                           72,464 shs.   04/30/03          72,463         172,102
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       50,099 shs.   04/30/03          23,317         118,985
                                                                                                    -------------   -------------
                                                                                                          468,659         673,266
                                                                                                    -------------   -------------
CONNECTICUT ELECTRIC, INC.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
12% Senior Subordinated Note due 2014                                    $   1,267,387   01/12/07       1,182,283       1,115,744
Limited Liability Company Unit Class A (B)                                 82,613 uts.   01/12/07          82,613          11,999
Limited Liability Company Unit Class C (B)                                 59,756 uts.   01/12/07          59,756           8,680
                                                                                                    -------------   -------------
                                                                                                        1,324,652       1,136,423
                                                                                                    -------------   -------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)                                              9,081 shs.   07/05/07         370,796         370,796
Preferred Stock Series C (B)                                                4,757 shs.   07/05/07         158,912         158,913
Common Stock (B)                                                              380 shs.   07/05/07               4               4
Limited Partnership Interest (B)                                            4.43% int.          *         103,135            --
                                                                                                    -------------   -------------
                                                                                                          632,847         529,713
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
12% Senior Subordinated Note due 2013                                    $   1,350,000   08/04/05       1,293,920       1,333,643
Warrant, exercisable until 2013, to purchase
  common stock at $.001 per share (B)                                          10 shs.   08/04/05          72,617          53,882
                                                                                                    -------------   -------------
                                                                                                        1,366,537       1,387,525
                                                                                                    -------------   -------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad range of capital equipment that is used in the extrusion, conversion, and processing of plastic materials.
12% Senior Subordinated Note due 2014                                    $     978,261   10/30/06         920,768         988,544
Limited Partnership Interest (B)                                            0.97% int.   10/30/06         371,739         690,164
Warrant, exercisable until 2014, to purchase
  preferred stock at $.01 per share (B)                                        26 shs.   10/30/06          26,380          30,487
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           18 shs.   10/30/06          18,000          68,904
                                                                                                    -------------   -------------
                                                                                                        1,336,887       1,778,099
                                                                                                    -------------   -------------

*  08/12/04 and 01/14/05.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                9

June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
Diversco Investments Ltd. LLC (B)                                          13.57% int.   08/27/98   $     366,495   $        --
Preferred Stock (B)                                                         1,639 shs.   12/14/01       1,392,067         751,555
Warrants, exercisable until 2011, to purchase
  common stock of DHI Holdings, Inc. at $.01 per share (B)                  6,676 shs.          *         201,655            --
                                                                                                    -------------   -------------
                                                                                                        1,960,217         751,555
                                                                                                    -------------   -------------
DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013                                    $     308,571   11/01/06         303,942         302,203
13% Senior Subordinated Note due 2014                                    $     488,572   11/01/06         439,999         475,698
Common Stock (B)                                                          102,857 shs.   11/01/06         102,857         120,230
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       32,294 shs.   11/01/06          44,663          37,749
                                                                                                    -------------   -------------
                                                                                                          891,461         935,880
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
Common Stock (B)                                                            3,656 shs.         **         365,600         585,690
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,077 shs.   10/30/03          98,719         172,472
                                                                                                    -------------   -------------
                                                                                                          464,319         758,162
                                                                                                    -------------   -------------
E S P HOLDCO, INC.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
14% Senior Subordinated Note due 2015                                    $   1,180,784   01/08/08       1,160,178       1,151,716
Common Stock (B)                                                              349 shs.   01/08/08         174,701         165,775
                                                                                                    -------------   -------------
                                                                                                        1,334,879       1,317,491
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           11 shs.   06/28/04          40,875          97,897
                                                                                                    -------------   -------------

*  10/24/96 and 08/28/98.
** 10/30/03 and 01/02/04.
---------------------------------------------------------------------------------------------------------------------------------
10

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)MassMutual Paticipation Investors June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
ELECTRA BICYCLE COMPANY LLC
A designer and marketer of branded leisure bicycles.
10.5% Senior Secured Term Note A due 2009                                $      36,437   04/12/07   $      35,709   $      36,317
10.5% Senior Secured Term Note B due 2012                                $     377,126   04/12/07         371,400         373,825
12% Senior Secured Term Note C due 2012                                  $     291,498   04/12/07         271,410         286,699
Limited Liability Company Unit Series F                                    36,913 uts.   04/12/07          36,913          84,425
Limited Liability Company Unit Series G                                     2,852 uts.   04/12/07           2,852           6,523
                                                                                                    -------------   -------------
                                                                                                          718,284         787,789
                                                                                                    -------------   -------------
ENZYMATIC THERAPY, INC.
A manufacturer and distributor of branded natural medicines and nutritional supplements.
Limited Partnership Interest (B)                                            0.70% int.   03/30/00         281,250         168,622
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                       15,415 shs.   03/30/00         135,000         105,833
                                                                                                    -------------   -------------
                                                                                                          416,250         274,455
                                                                                                    -------------   -------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control center systems.
Common Stock (B)                                                           45,000 shs.   05/06/04               6         462,983
                                                                                                    -------------   -------------
F H S HOLDINGS LLC
A national provider of customized disease management services to large self-insured employers.
12% Senior Subordinated Note due 2014                                    $   1,265,625   06/01/06       1,187,405       1,265,625
Preferred Unit (B)                                                             84 uts.   06/01/06          84,368          99,498
Common Unit Class B (B)                                                       734 shs.   06/01/06          64,779            --
                                                                                                    -------------   -------------
                                                                                                        1,336,552       1,365,123
                                                                                                    -------------   -------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2013                                    $     524,791   04/13/06         516,919         495,493
14% Senior Subordinated Note due 2014                                    $     317,177   04/13/06         287,906         299,187
Common Stock (B)                                                           62,535 shs.   04/13/06          62,535            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       17,680 shs.   04/13/06          27,676            --
                                                                                                    -------------   -------------
                                                                                                          895,036         794,680
                                                                                                    -------------   -------------
FOWLER HOLDING, INC.
A provider of site development services to residential homebuilders and developers in the Raleigh/Durham region of
North Carolina.
12% Senior Subordinated Note due 2013                                    $   1,252,174   02/03/06       1,150,084       1,149,419
Common Stock (B)                                                               98 shs.   02/03/06          97,826          23,193
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          135 shs.   02/03/06         110,348          31,905
                                                                                                    -------------   -------------
                                                                                                        1,358,258       1,204,517
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               11

June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
FUEL SYSTEMS HOLDING CORPORATION
An independent North American supplier of fuel tanks for a wide variety of commercial vehicles.
12% Senior Subordinated Note due 2014                                    $   1,237,500   01/31/06   $   1,162,144   $     928,125
Preferred Stock (B)                                                        16,792 shs.   06/12/08          16,792           8,396
Common Stock (B)                                                          112,500 shs.   01/31/06         112,500            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                       73,275 shs.   01/31/06          63,113            --
                                                                                                    -------------   -------------
                                                                                                        1,354,549         936,521
                                                                                                    -------------   -------------
GOLDEN COUNTY FOODS HOLDING, INC.
A manufacturer of frozen appetizers and snacks.
12% Senior Subordinated Note due 2015                                    $   1,012,500   11/01/07         914,607         980,700
8% Series A Convertible Preferred Stock, convertible into
  4.25% of the fully diluted common shares (B)                             77,643 shs.   11/01/07          77,643          73,761
                                                                                                    -------------   -------------
                                                                                                          992,250       1,054,461
                                                                                                    -------------   -------------
GQ HOLDINGS LLC
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
15% Senior Subordinated Note due 2015                                    $   1,217,159   06/27/08       1,192,816       1,219,227
Common Stock (B)                                                            3,867 shs.   06/27/08         132,841         126,197
                                                                                                    -------------   -------------
                                                                                                        1,325,657       1,345,424
                                                                                                    -------------   -------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and wood furniture.
12% Senior Subordinated Note due 2013 (D)                                $   1,170,000   02/10/06       1,084,725            --
Preferred Stock (B)                                                            21 shs.          *          21,428            --
Common Stock (B)                                                              180 shs.   02/10/06         180,000            --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           67 shs.   02/10/06          61,875            --
                                                                                                    -------------   -------------
                                                                                                        1,348,028            --
                                                                                                    -------------   -------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                0.30% int.   07/21/94          91,867            --
                                                                                                    -------------   -------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                  $   1,081,731         **       1,007,958       1,052,323
Common Stock (B)                                                               33 shs.         **          33,216          35,232
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                          106 shs.         **         105,618         112,018
                                                                                                    -------------   -------------
                                                                                                        1,146,792       1,199,573
                                                                                                    -------------   -------------

*  09/18/07 and 06/27/08.
** 06/30/04 and 08/19/04.
---------------------------------------------------------------------------------------------------------------------------------
12

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)MassMutual Paticipation Investors June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
INSURANCE CLAIMS MANAGEMENT, INC.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)                                                               37 shs.   02/27/07   $       1,100   $      41,987
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           11 shs.   02/27/07             324          12,369
                                                                                                    -------------   -------------
                                                                                                            1,424          54,356
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network systems for the industrial and office environments.
12% Senior Secured Note due on demand (D)                                $      25,055   03/01/04               1            --
Common Stock (B)                                                              130 shs.   06/01/00         149,500            --
                                                                                                    -------------   -------------
                                                                                                          149,501            --
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2010                                    $     510,187   08/04/00         487,161         497,687
Limited Partnership Interest of
  Saw Mill Capital Fund II, L.P. (B)                                        1.30% int.   08/03/00         469,245         187,824
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       26,931 shs.   08/04/00          61,101          37,720
                                                                                                    -------------   -------------
                                                                                                        1,017,507         723,231
                                                                                                    -------------   -------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                    $     843,750   12/15/04         809,870         840,461
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          594 shs.   12/15/04          53,528         134,214
                                                                                                    -------------   -------------
                                                                                                          863,398         974,675
                                                                                                    -------------   -------------
K H O F HOLDINGS, INC.
A manufacturer of premium disposable tableware products serving both the foodservice and consumer channels.
14% Senior Subordinated Note due 2014                                    $   1,244,572   10/15/07       1,219,824       1,232,098
Common Stock (B)                                                          116,827 shs.   10/15/07         116,827         110,986
                                                                                                    -------------   -------------
                                                                                                        1,336,651       1,343,084
                                                                                                    -------------   -------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the custom framing market.
13.5% Senior Subordinated Note due 2013                                  $   1,314,869   05/25/06       1,259,235       1,302,963
Common Stock (B)                                                           71,053 shs.   05/25/06          71,053          66,449
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       43,600 shs.   05/25/06          37,871          40,775
                                                                                                    -------------   -------------
                                                                                                        1,368,159       1,410,187
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               13

June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
K W P I HOLDINGS CORPORATION
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
12% Senior Subordinated Note due 2014                                    $   1,227,000   03/14/07   $   1,127,298   $   1,134,002
Common Stock (B)                                                              123 shs.   03/13/07         123,000          70,810
Warrant, exercisable until 2017, to purchase
  common stock at $.01 per share (B)                                           89 shs.   03/14/07          85,890          51,237
                                                                                                    -------------   -------------
                                                                                                        1,336,188       1,256,049
                                                                                                    -------------   -------------
K-TEK HOLDING CORPORATION
A manufacturer of instrumentation for liquid and bulk solids level detection for process and storage tanks.
14% Senior Secured Note due 2015                                         $   1,163,636   12/20/07       1,142,650       1,128,363
Preferred Stock (B)                                                       192,314 shs.   12/20/07         192,314         182,698
Common Stock (B)                                                           54,326 shs.   12/20/07             543             543
                                                                                                    -------------   -------------
                                                                                                        1,335,507       1,311,604
                                                                                                    -------------   -------------
MAIL COMMUNICATIONS GROUP, INC.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
12.5% Senior Subordinated Note due 2014                                  $     516,177   05/04/07         483,072         508,085
Limited Liability Company Unit (B)                                         12,763 uts.          *         166,481         174,214
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        1,787 shs.   05/04/07          22,781          25,675
                                                                                                    -------------   -------------
                                                                                                          672,334         707,974
                                                                                                    -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of wine bottles.
7.19% Senior Secured Tranche A Note due 2010 (C)                         $     232,695   09/03/04         232,695         229,334
12% Senior Secured Tranche B Note due 2011                               $     179,104   09/03/04         165,842         169,780
Limited Partnership Interest (B)                                            4.48% int.   09/03/04          33,582          21,704
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          243 shs.   09/03/04          22,556          15,682
                                                                                                    -------------   -------------
                                                                                                          454,675         436,500
                                                                                                    -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013                                    $   1,421,795         **       1,349,926       1,406,725
Common Stock (B)                                                              238 shs.         **         238,000         292,372
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           87 shs.         **          86,281         106,642
                                                                                                    -------------   -------------
                                                                                                        1,674,207       1,805,739
                                                                                                    -------------   -------------


*  05/04/07 and 01/02/08.
** 08/12/05 and 09/11/06.
---------------------------------------------------------------------------------------------------------------------------------
14

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)MassMutual Paticipation Investors June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial furniture manufacturers and architectural and design firms.
12% Senior Subordinated Note due 2014                                    $     618,802   08/04/06   $     557,982   $     620,378
Limited Partnership Interest (B)                                           11.24% int.   08/04/06          56,198         106,703
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                          586 shs.   08/04/06          56,705         111,226
                                                                                                    -------------   -------------
                                                                                                          670,885         838,307
                                                                                                    -------------   -------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
12% Senior Subordinated Note due 2014 (D)                                $   1,350,000   03/31/06       1,249,875       1,215,000
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                           81 shs.   03/31/06          73,125            --
                                                                                                    -------------   -------------
                                                                                                        1,323,000       1,215,000
                                                                                                    -------------   -------------
MORTON INDUSTRIAL GROUP, INC.
A manufacturer of highly engineered metal fabricated components.
12% Senior Subordinated Note due 2014 (D)                                $   1,292,246   08/25/06       1,187,021       1,163,021
30% Series A Preferred Stock (B)                                            9,027 shs.   03/03/08           9,027           8,124
Common Stock (B)                                                           57,754 shs.   08/25/06          57,754            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       91,923 shs.   08/25/06          79,380            --
                                                                                                    -------------   -------------
                                                                                                        1,333,182       1,171,145
                                                                                                    -------------   -------------
MOSS, INC.
A manufacturer and distributor of large display and exhibit structures.
Limited Partnership Interest of
Riverside Capital Appreciation Fund I, L.P. (B)                            21.37% int.          *         199,301         664,620
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          122 shs.   12/21/05          20,941          40,689
                                                                                                    -------------   -------------
                                                                                                          220,242         705,309
                                                                                                    -------------   -------------
NABCO, INC.
A producer of explosive containment vessels in the United States.
14% Senior Subordinated Note due 2014                                    $     377,057   02/24/06         339,804         188,528
Limited Liability Company Unit (B)                                            437 uts.         **         436,984            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           68 shs.   02/24/06          19,687            --
                                                                                                    -------------   -------------
                                                                                                          796,475         188,528
                                                                                                    -------------   -------------


*  09/20/00, 05/23/02 and 02/21/07.
** 02/24/06 and 06/22/07.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               15

June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
NAVIS GLOBAL
A designer, manufacturer, seller and servicer of finishing machinery for the knit and woven segments of the global textile industry.
12% Senior Subordinated Note due 2014 (D)                                $     705,457   05/28/04   $     630,721   $     352,729
8.75% Senior Secured Note due 2011                                       $     327,478   05/28/04         327,478         320,277
Common Stock (B)                                                          385,233 shs.   05/28/04         385,233            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      116,521 shs.   05/28/04          74,736            --
                                                                                                    -------------   -------------
                                                                                                        1,418,168         673,006
                                                                                                    -------------   -------------
NESCO HOLDINGS CORPORATION
A sales and leasing company that provides equipment to the electric utility, telecommunications, and various other industries.
12% Senior Subordinated Note due 2015                                    $   1,125,000   08/02/07         999,658       1,129,227
Common Stock (B)                                                          225,000 shs.   08/02/07         225,000         213,750
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       63,191 shs.   08/02/07         102,842             632
                                                                                                    -------------   -------------
                                                                                                        1,327,500       1,343,609
                                                                                                    -------------   -------------
NETSHAPE TECHNOLOGIES, INC.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 2014                                    $     810,000   02/02/07         745,713         749,479
Limited Partnership Interest of
  Saw Mill PCG Partners LLC (B)                                               540 uts.   02/01/07         540,000         182,464
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           48 shs.   02/02/07          48,087          16,249
                                                                                                    -------------   -------------
                                                                                                        1,333,800         948,192
                                                                                                    -------------   -------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the automotive industry.
9% Senior Secured Note due 2009                                          $     464,286   01/28/02         464,286         441,072
11.5% Senior Subordinated Note due 2012                                  $     857,143   01/28/02         814,200         642,857
Common Stock (B)                                                          178,571 shs.   01/28/02         178,571            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      138,928 shs.   01/28/02          92,597            --
                                                                                                    -------------   -------------
                                                                                                        1,549,654       1,083,929
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision automated process equipment for the medical device industry, with a focus on defibrillators and stents.
10% Senior Secured Note due 2012                                         $     298,260   01/03/06         293,786         286,597
13% Senior Subordinated Note due 2013                                    $     392,709   01/03/06         356,620         371,602
Common Stock (B)                                                          184,176 shs.   01/03/06         184,176            --
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       43,073 shs.   01/03/06          35,900            --
                                                                                                    -------------   -------------
                                                                                                          870,482         658,199
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
16

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)MassMutual Paticipation Investors June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and British Columbia.
12% Senior Subordinated Note due 2008 (D)                                $     511,000   08/07/98   $     511,000   $     229,950
12% Senior Subordinated Note due 2008 (D)                                $     244,154   02/09/00         213,313         109,869
Limited Partnership Interest of Riverside VIII, VIII-A and
  VIII-B Holding Company, L.P.                                             10.66% int.          *         808,386            --
Warrants, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                       15,166 shs.         **         206,041            --
                                                                                                    -------------   -------------
                                                                                                        1,738,740         339,819
                                                                                                    -------------   -------------
ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)                                          1,942 uts.   01/17/06         302,885         570,665
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          328 shs.   01/17/06          90,424          96,349
                                                                                                    -------------   -------------
                                                                                                          393,309         667,014
                                                                                                    -------------   -------------
P A S HOLDCO LLC
An independent provider of maintenance, repair and overhaul services to the aerospace gas turbine engine and airframe markets.
14% Senior Subordinated Note due 2014                                    $   1,188,263   07/03/06       1,134,521       1,177,942
Preferred Unit (B)                                                            202 uts.   07/03/06         202,320         237,524
Preferred Unit (B)                                                             36 uts.   07/03/06          36,420          42,757
Common Unit Class I (B)                                                        78 uts.   07/03/06            --              --
Common Unit Class L (B)                                                        17 uts.   07/03/06            --              --
                                                                                                    -------------   -------------
                                                                                                        1,373,261       1,458,223
                                                                                                    -------------   -------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general industrial, medical, and food industries.
12% Senior Subordinated Note due 2013                                    $   1,215,000   03/31/06       1,145,787       1,220,182
Preferred Stock (B)                                                            19 shs.   03/31/06         174,492         204,305
Common Stock (B)                                                               12 shs.   03/31/06          13,500          36,060
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                            7 shs.   03/31/06           5,888          20,983
                                                                                                    -------------   -------------
                                                                                                        1,339,667       1,481,530
                                                                                                    -------------   -------------
PACIFIC CONSOLIDATED HOLDINGS LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil & gas and medical sectors.
12% Senior Subordinated Note due 2012                                    $     690,683   04/27/07         636,556         644,524
Limited Liability Company Unit (B)                                        928,962 uts.   04/27/07          33,477            --
                                                                                                    -------------   -------------
                                                                                                          670,033         644,524
                                                                                                    -------------   -------------

*  08/07/98, 02/23/99, 12/22/99 and 02/25/03.
** 08/07/98 and 02/29/00.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               17

June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care and food packaging markets.
12% Senior Subordinated Note due 2011                                    $   1,125,000   12/19/00   $   1,059,732   $   1,091,346
Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                            1.28% int.   12/21/00         140,625            --
                                                                                                    -------------   -------------
                                                                                                        1,200,357       1,091,346
                                                                                                    -------------   -------------
POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum extruded products.
12% Senior Subordinated Note due 2014                                    $   1,080,000   10/02/06       1,006,857       1,066,151
Limited Liability Company Unit                                                733 uts.   10/02/06         270,000         181,009
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          182 shs.   10/02/06          65,988          45,020
                                                                                                    -------------   -------------
                                                                                                        1,342,845       1,292,180
                                                                                                    -------------   -------------
POWER SERVICES HOLDING COMPANY
A provider of industrial motor repair services, predictive and preventative maintenance, and performance improvement consulting, serving the petrochemical, mining, power generation, metals, and paper industries.
12% Senior Subordinated Note due 2016                                    $   1,255,814   02/11/08       1,144,254       1,230,314
Limited Partnership Interest                                               94,092 uts.   02/11/08          94,092          89,387
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          700 shs.   02/11/08          88,723               7
                                                                                                    -------------   -------------
                                                                                                        1,327,069       1,319,708
                                                                                                    -------------   -------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.
9.8% Redeemable Exchangeable Preferred Stock (B)                              332 shs.   08/12/94          33,217            --
Common Stock (B)                                                              867 shs.          *          42,365            --
                                                                                                    -------------   -------------
                                                                                                           75,582            --
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products.
12% Senior Subordinated Note due 2012                                    $     937,500   05/28/04         823,760         928,793
Common Stock                                                              187,500 shs.   05/28/04         187,500         166,874
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share                                          199,969 shs.   05/28/04         199,969         177,971
                                                                                                    -------------   -------------
                                                                                                        1,211,229       1,273,638
                                                                                                    -------------   -------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies to major restaurant chains and their franchisees.
Limited Partnership Interest (B)                                            4.90% int.   07/09/04               1            --
                                                                                                    -------------   -------------
                                                                                                                1            --
                                                                                                    -------------   -------------
*  08/12/94 and 11/14/01.
---------------------------------------------------------------------------------------------------------------------------------
18

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)MassMutual Paticipation Investors June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
R A J MANUFACTURING HOLDINGS LLC
A designer and manufacturer of women's swimwear sold under a variety of licensed brand names.
12.5% Senior Subordinated Note due 2014                                  $   1,200,277   12/15/06   $   1,106,663   $   1,194,039
Limited Liability Company Unit (B)                                          1,497 uts.   12/15/06         149,723          91,702
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            2 shs.   12/15/06          69,609          43,274
                                                                                                    -------------   -------------
                                                                                                        1,325,995       1,329,015
                                                                                                    -------------   -------------
R E I DELAWARE HOLDING, INC.
An engineer and manufacturer of highly complex, close tolerance components, assemblies, tooling and custom automation equipment primarily for aerospace, medical and defense/radar markets.
12% Senior Subordinated Note due 2016                                    $   1,350,000   01/18/08       1,306,541       1,327,160
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                            3 shs.   01/18/08          16,459            --
                                                                                                    -------------   -------------
                                                                                                        1,323,000       1,327,160
                                                                                                    -------------   -------------
RADIAC ABRASIVES, INC.
A manufacturer of bonded abrasive and super abrasive grinding wheels in the United States.
12% Senior Subordinated Note due 2014                                    $   1,196,809   02/10/06       1,121,966       1,220,745
Common Stock (B)                                                          153,191 shs.   02/10/06         153,191         199,860
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                       69,647 shs.   02/10/06          63,421          90,865
                                                                                                    -------------   -------------
                                                                                                        1,338,578       1,511,470
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2011                                  $     562,500   11/14/03         526,444         548,795
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           74 shs.   11/14/03          65,089          49,768
                                                                                                    -------------   -------------
                                                                                                          591,533         598,563
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the wood working industry.
Class B Common Stock (B)                                                      846 shs.   06/02/99         146,456         593,284
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
12% Senior Subordinated Note due 2012                                    $     814,655   09/10/04         774,260         808,126
Common Stock (B)                                                              324 shs.          *         340,378         371,511
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           71 shs.   09/10/04          60,129          81,113
                                                                                                    -------------   -------------
                                                                                                        1,174,767       1,260,750
                                                                                                    -------------   -------------

*  09/10/04 and 10/05/07.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               19

June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
SMART SOURCE HOLDINGS LLC
A short-term computer rental company.
12% Senior Subordinated Note due 2015                                    $   1,176,924          *   $   1,071,129   $   1,170,285
Limited Liability Company Unit (B)                                            328 uts.          *         337,796         311,553
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           83 shs.          *          87,231               1
                                                                                                    -------------   -------------
                                                                                                        1,496,156       1,481,839
                                                                                                    -------------   -------------
SPECIALTY FOODS GROUP, INC.
A manufacturer and distributor of branded meat products.
Limited Partnership Interest of MHD Holdings LLC (B)                        0.76% int.   08/29/00         363,576            --
                                                                                                    -------------   -------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative carpets and rugs.
12.13% Senior Subordinated Note due 2014                                 $   1,185,366   08/01/06       1,119,611       1,166,985
Common Stock (B)                                                              165 shs.   08/01/06         164,634         243,416
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                           55 shs.   08/01/06          49,390          81,070
                                                                                                    -------------   -------------
                                                                                                        1,333,635       1,491,471
                                                                                                    -------------   -------------
T H I ACQUISITION, INC.
A machine servicing company providing value-added steel services to long steel products.
12% Senior Subordinated Note due 2016                                    $   1,350,000   01/14/08       1,276,383       1,325,958
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                            5 shs.   01/14/08          46,617            --
                                                                                                    -------------   -------------
                                                                                                        1,323,000       1,325,958
                                                                                                    -------------   -------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provider of specialty services to the North American railroad industry.
13% Senior Subordinated Note due 2013                                    $   1,173,909   10/14/05       1,031,043       1,173,909
Common Stock (B)                                                            1,167 shs.   10/14/05           1,167         493,699
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          618 shs.   10/14/05         155,860         261,445
                                                                                                    -------------   -------------
                                                                                                        1,188,070       1,929,053
                                                                                                    -------------   -------------

*  08/31/07 and 03/06/08.
---------------------------------------------------------------------------------------------------------------------------------
20

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)MassMutual Paticipation Investors June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
TERRA RENEWAL SERVICES, INC.
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
6.7% Senior Secured Tranche B Note due 2012 (C)                          $      16,487          *   $      16,386   $      16,037
6.97% Senior Secured Tranche B Note due 2012 (C)                         $     851,552          *         848,436         828,287
12% Senior Subordinated Note due 2014                                    $     664,062         **         634,811         660,861
Limited Partnership Interest of
  Saw Mill Capital Fund V, L.P. (B)                                         2.27% int.   03/01/05          66,448         387,073
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           41 shs.   04/28/06          33,738          67,292
                                                                                                    -------------   -------------
                                                                                                        1,599,819       1,959,550
                                                                                                    -------------   -------------
TORRENT GROUP HOLDINGS, INC.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
12.5% Senior Subordinated Note due 2013                                  $   1,185,366   10/26/07       1,113,016       1,163,971
Series A Preferred Stock (B)                                                  219 shs.   10/26/07         219,203         208,240
                                                                                                    -------------   -------------
                                                                                                        1,332,219       1,372,211
                                                                                                    -------------   -------------
TOTAL E & S, INC.
A manufacturer of a wide variety of equipment used in the oil and gas industry.
10.5% Senior Secured Term Note due 2013                                  $     486,487   03/02/07         479,190         485,333
13% Senior Subordinated Note due 2014                                    $     341,971   03/02/07         280,347         340,715
Common Stock (B)                                                           71,542 shs.   03/02/07          71,542          43,454
Warrant, exercisable until 2014 to purchase
  common stock at $.01 per share (B)                                       19,733 shs.   03/02/07          54,784          11,986
                                                                                                    -------------   -------------
                                                                                                          885,863         881,488
                                                                                                    -------------   -------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2010                                    $   1,356,000   02/05/98       1,295,496       1,356,000
Common Stock (B)                                                              315 shs.   02/04/98         315,000         423,192
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                          222 shs.   02/05/98         184,416         298,250
                                                                                                    -------------   -------------
                                                                                                        1,794,912       2,077,442
                                                                                                    -------------   -------------
TRANSPAC HOLDING COMPANY
A designer, importer, and wholesaler of home decor and seasonal gift products.
12% Senior Subordinated Note due 2015                                    $     938,651   10/31/07         875,522         913,930
Common Stock (B)                                                              110 shs.   10/31/07         110,430         104,909
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           50 shs.   10/31/07          46,380               1
                                                                                                    -------------   -------------
                                                                                                        1,032,332       1,018,840
                                                                                                    -------------   -------------

*  04/28/06 and 12/21/06.
** 04/28/06 and 09/13/06.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               21

June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
12% Senior Subordinated Note due 2014                                    $     918,000   08/31/05   $     884,939   $     934,631
Common Stock (B)                                                              571 shs.          *         570,944         723,238
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           46 shs.   08/31/05          41,021          57,637
                                                                                                    -------------   -------------
                                                                                                        1,496,904       1,715,506
                                                                                                    -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2013 (D)                                $   1,222,698         **       1,133,973       1,100,428
Common Stock (B)                                                              393 shs.         **         423,985            --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           81 shs.         **          84,650            --
                                                                                                    -------------   -------------
                                                                                                        1,642,608       1,100,428
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        3,060 shs.   04/11/03          40,283         101,253
                                                                                                    -------------   -------------
U M A ENTERPRISES, INC.
An importer and wholesaler of home decor products.
15% Senior Subordinated Note due 2015                                    $     884,324   02/08/08         866,694         874,240
Convertible Preferred Stock (B)                                               470 shs.   02/08/08         469,565         446,082
                                                                                                    -------------   -------------
                                                                                                        1,336,259       1,320,322
                                                                                                    -------------   -------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
12.5% Senior Subordinated Note due 2012                                  $     996,500   04/30/04         925,417         976,270
Common Stock (B)                                                               96 shs.   04/30/04          96,400          83,748
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          122 shs.   04/30/04         112,106         105,988
                                                                                                    -------------   -------------
                                                                                                        1,133,923       1,166,006
                                                                                                    -------------   -------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in other entities.
Series A Preferred Units (B)                                                     1 ut.   12/02/96             236            --
                                                                                                    -------------   -------------

* 08/31/05 and 04/30/07.
** 07/19/05 and 12/22/05.
---------------------------------------------------------------------------------------------------------------------------------
22

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)MassMutual Paticipation Investors June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
VISIONEERING, INC.
A designer and manufacturer of tooling and fixtures for the aerospace industry.
10.5% Senior Secured Term Loan due 2013                                  $     458,824   05/17/07   $     451,940   $     456,382
13% Senior Subordinated Note due 2014                                    $     370,588   05/17/07         334,704         367,312
Common Stock (B)                                                           70,588 shs.   05/17/07          70,588          37,240
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       20,003 shs.   05/17/07          31,460          10,553
                                                                                                    -------------   -------------
                                                                                                          888,692         871,487
                                                                                                    -------------   -------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused on the foodservice industry.
13% Senior Subordinated Note due 2011                                    $     999,153   09/24/04         940,536         922,611
Common Stock (B)                                                           14,006 shs.          *         140,064         107,485
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       12,593 shs.   09/24/04          98,938          96,642
                                                                                                    -------------   -------------
                                                                                                        1,179,538       1,126,738
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
12.5% Senior Subordinated Note due 2012                                  $     900,000   07/19/04         785,152         810,000
14.5% PIK Note due 2010                                                  $     112,500   06/30/07         102,027         101,250
Limited Liability Company Unit Class A (B)                                219,375 uts.   07/19/04         219,375            --
Limited Liability Company Unit Class B (B)                                 96,848 uts.   07/19/04          96,848            --
                                                                                                    -------------   -------------
                                                                                                        1,203,402         911,250
                                                                                                    -------------   -------------
WAGGIN' TRAIN HOLDINGS LLC
A producer of premium quality meat dog treats.
14% Senior Subordinated Note due 2014                                    $   1,134,767   11/15/07       1,112,092       1,102,606
Limited Liability Company Unit Class B (B)                                    224 uts.   11/15/07         223,757         212,572
Limited Liability Company Unit Class C (B)                                    224 uts.   11/15/07            --                 2
                                                                                                    -------------   -------------
                                                                                                        1,335,849       1,315,180
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
Limited Partnership Interest (B)                                            0.20% int.   07/12/04           1,974           2,595
Common Stock (B)                                                            2,133 shs.   12/21/07            --             2,804
                                                                                                    -------------   -------------
                                                                                                            1,974           5,399
                                                                                                    -------------   -------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2014                                 $     911,250   11/30/06         852,816         876,872
Common Stock (B)                                                              101 shs.   11/30/06         101,250          61,549
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           51 shs.   11/30/06          45,790          30,729
                                                                                                    -------------   -------------
                                                                                                          999,856         969,150
                                                                                                    -------------   -------------

* 09/24/04 and 12/22/06.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               23

June 30, 2008
(Unaudited)

                                                                        Principal Amount
                                                                         Shares, Units
                                                                         or Ownership   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             Percentage      Date          Cost        Fair Value
                                                                         -------------   --------   -------------   -------------
WORKPLACE MEDIA HOLDING CO.
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
13% Senior Subordinated Note due 2015                                    $     613,692   05/14/07   $     560,674   $     552,323
Limited Partnership Interest (B)                                           12.26% int.   05/14/07          61,308            --
Warrant, exercisable until 2015, to purchase
  common stock at $.02 per share (B)                                           47 shs.   05/14/07          44,186            --
                                                                                                    -------------   -------------
                                                                                                          666,168         552,323
                                                                                                    -------------   -------------

TOTAL PRIVATE PLACEMENT INVESTMENTS (E)                                                                93,555,444      89,493,343
                                                                                                    -------------   -------------













---------------------------------------------------------------------------------------------------------------------------------
24

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)MassMutual Paticipation Investors June 30, 2008
(Unaudited)

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                  RATE        DATE         AMOUNT           COST         FAIR VALUE
                                                              ------     --------    ------------    ------------    ------------
RULE 144A SECURITIES - 3.56%:
BONDS - 3.56%
Cenveo Corporation                                            10.500%    08/15/16    $     45,000    $     45,000    $     44,438
Charter Communications Op LLC                                  8.000     04/30/12         750,000         736,875         708,750
Compucom Systems, Inc.                                        12.500     10/01/15         670,000         648,405         619,750
Douglas Dynamics LLC                                           7.750     01/15/12         485,000         462,190         415,888
G F S I, Inc. (C)                                             10.500     06/01/11         375,000         360,505         356,250
Intergen NV                                                    9.000     06/30/17         375,000         371,959         388,125
Nortek, Inc.                                                  10.000     12/01/13         100,000          98,957          95,000
Packaging Dynamics Corporation of America                     10.000     05/01/16         975,000         969,845         648,375
Ryerson, Inc.                                                 12.000     11/01/15          30,000          30,000          29,775
SandRidge Energy, Inc.                                         8.000     06/01/18         180,000         182,423         180,900
Tenneco, Inc.                                                  8.125     11/15/15          50,000          50,000          45,250
TRW Automotive, Inc.                                           7.250     03/15/17         500,000         440,000         420,000
Tunica-Biloxi Gaming Authority                                 9.000     11/15/15         540,000         556,453         523,800
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                             4,952,612       4,476,301
                                                                                                     ------------    ------------
CONVERTIBLE PREFERRED STOCK - 0.00%
ETEX Corporation (B)                                                                          194             179            --
                                                                                                     ------------    ------------
  TOTAL CONVERTIBLE PREFERRED STOCK                                                                           179            --
                                                                                                     ------------    ------------
PREFERRED STOCK - 0.00%
TherOX, Inc. (B)                                                                               26           1,032            --
                                                                                                     ------------    ------------
  TOTAL PREFERRED STOCK                                                                                     1,032            --
                                                                                                     ------------    ------------
COMMON STOCK - 0.00%
Touchstone Health Partnership (B)                                                             292           1,062            --
                                                                                                     ------------    ------------
  TOTAL COMMON STOCK                                                                                        1,062            --
                                                                                                     ------------    ------------

  TOTAL RULE 144A SECURITIES                                                                            4,954,885       4,476,301
                                                                                                     ------------    ------------

TOTAL CORPORATE RESTRICTED SECURITIES                                                                $ 98,510,329    $ 93,969,644
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               25

June 30, 2008
(Unaudited)

                                                             INTEREST      DUE         PRINCIPAL                        MARKET
CORPORATE PUBLIC SECURITIES - 20.55%:(A)                       RATE        DATE         AMOUNT           COST           VALUE
                                                              ------     --------    ------------    ------------    ------------
BONDS - 19.31%
Appleton Papers, Inc.                                          8.125%    06/15/11    $    250,000    $    250,000    $    236,250
Aramark Corporation (C)                                        6.373     02/01/15         100,000         100,000          93,500
Boyd Gaming Corporation                                        7.125     02/01/16         150,000         146,625         110,625
Bristow Group, Inc.                                            7.500     09/15/17          75,000          75,000          75,188
Cablevision Systems Corporation                                8.000     04/15/12         500,000         505,183         472,500
Cincinnati Bell, Inc.                                          8.375     01/15/14         550,000         503,750         532,125
Clayton Williams Energy, Inc.                                  7.750     08/01/13         575,000         557,000         552,000
Countrywide Alternative Loan Trust (C)                         2.802     11/20/35       1,003,048         735,498         757,261
Dynegy Holdings, Inc.                                          8.375     05/01/16         665,000         675,379         645,050
Dynegy Holdings, Inc.                                          7.500     06/01/15         250,000         223,274         230,625
Edison Mission Energy                                          7.750     06/15/16          35,000          35,000          34,825
Electronic Data Systems Corporation                            7.125     10/15/09         500,000         501,892         515,633
Esterline Technologies                                         7.750     06/15/13         175,000         175,000         175,875
Ford Motor Credit Co.                                          7.375     10/28/09         750,000         748,125         683,084
Gencorp, Inc.                                                  9.500     08/15/13         130,000         130,000         128,050
General Motors Acceptance Corporation                          5.850     01/14/09         750,000         740,858         712,185
Goodyear Tire & Rubber Co.                                     7.857     08/15/11         350,000         327,250         347,813
Goodyear Tire & Rubber Co.                                     9.000     07/01/15          64,000          65,209          63,840
Goodyear Tire & Rubber Co.                                     8.625     12/01/11         250,000         261,072         252,500
H C A, Inc.                                                    9.250     11/15/16         500,000         508,539         515,000
Hughes Network Systems                                         9.500     04/15/14         525,000         535,216         530,906
Indymac INDX Mortgage Loan Trust                               2.693     11/25/36       1,022,830         734,229         715,375
Inergy LP                                                      8.250     03/01/16          75,000          75,000          73,875
Intelsat Bermuda Ltd.                                          9.250     06/15/16         690,000         716,153         695,175
Interline Brands, Inc.                                         8.125     06/15/14         830,000         824,237         800,950
Iron Mountain, Inc.                                            8.750     07/15/18         500,000         514,354         515,000
Kansas City Southern Railway                                   8.000     06/01/15          50,000          50,000          50,625
Koppers, Inc.                                                  9.875     10/15/13         170,000         170,000         178,500
Leucadia National Corporation                                  7.000     08/15/13         628,000         632,461         609,160
Majestic Star Casino LLC                                       9.500     10/15/10         250,000         250,000         207,500
Manitowoc Company, Inc.                                        7.125     11/01/13         100,000         100,000          95,000
Mariner Energy, Inc.                                           8.000     05/15/17         400,000         402,544         387,000
Markwest Energy Operating Co.                                  6.875     11/01/14         550,000         532,750         518,375
Mediacom Broadband LLC                                         8.500     10/15/15         750,000         765,431         670,312
N T L Cable PLC                                                9.125     08/15/16         790,000         813,154         740,625
Neiman Marcus Group, Inc.                                     10.375     10/15/15         600,000         600,000         600,000

---------------------------------------------------------------------------------------------------------------------------------
26

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)MassMutual Paticipation Investors June 30, 2008
(Unaudited)

                                                             INTEREST      DUE         PRINCIPAL                        MARKET
CORPORATE PUBLIC SECURITIES:(A)(Continued)                     RATE        DATE         AMOUNT           COST           VALUE
                                                              ------     --------    ------------    ------------    ------------
North American Energy Partners                                 8.750%    12/01/11    $    200,000    $    200,000    $    202,000
NOVA Chemicals Corporation (C)                                 5.953     11/15/13         515,000         511,538         437,750
O E D Corp/Diamond Jo Company Guarantee                        8.750     04/15/12         500,000         492,980         455,000
Offshore Logistics, Inc.                                       6.125     06/15/13         350,000         350,000         336,875
Petrohawk Energy Corporation                                   9.125     07/15/13         750,000         761,747         768,750
Pliant Corporation (C)                                        11.850     06/15/09         809,482         820,658         813,528
Quebecor Media, Inc.                                           7.750     03/15/16         575,000         551,385         534,750
Quicksilver Resources, Inc.                                    7.125     04/01/16         600,000         583,125         558,750
Range Resources Corporation                                    7.250     05/01/18          25,000          25,000          24,813
Rental Service Corporation                                     9.500     12/01/14         500,000         506,499         417,500
Rogers Wireless, Inc.                                          7.500     03/15/15         560,000         592,883         592,812
Sheridan Acquisition Corporation                              10.250     08/15/11         225,000         222,001         207,000
Steel Dynamics, Inc.                                           6.750     04/01/15         100,000         100,000          95,750
Stewart & Stevenson LLC                                       10.000     07/15/14         750,000         770,837         740,625
Tenet Healthcare Corporation                                   6.375     12/01/11         250,000         241,250         239,375
Tenneco, Inc.                                                  8.625     11/15/14         500,000         501,126         441,250
Tesoro Petroleum Corporation                                   6.500     06/01/17         250,000         250,000         224,375
Texas Industries, Inc.                                         7.250     07/15/13          35,000          35,000          34,825
Titan International, Inc.                                      8.000     01/15/12          70,000          70,000          68,600
Transdigm, Inc.                                                7.750     07/15/14         150,000         151,303         148,125
Tube City IMS Corporation                                      9.750     02/01/15       1,000,000         991,526         922,500
United Components, Inc.                                        9.375     06/15/13         535,000         535,842         500,225
United Rentals, Inc.                                           7.750     11/15/13         325,000         325,000         260,000
Vought Aircraft Industries                                     8.000     07/15/11         650,000         648,100         604,500
Warner Music Group Corporation                                 7.375     04/15/14         125,000         125,000         103,905
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                            25,342,983      24,255,890
                                                                                                     ------------    ------------

COMMON STOCK - 1.09%
Comcast Corporation                                                                        16,800         310,632         318,696
Directed Electronics, Inc. (B)                                                            195,118         982,868         331,701
Distributed Energy Systems Corporation (B)                                                 14,000         177,078             700
EnerNOC, Inc. (B)                                                                          23,500         648,410         421,825
ITC^DeltaCom, Inc. (B)                                                                     94,588         827,645         283,764
Intrepid Potash, Inc. (B)                                                                     185           5,920          12,169
                                                                                                     ------------    ------------
  TOTAL COMMON STOCK                                                                                    2,952,553       1,368,855
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               27

June 30, 2008
(Unaudited)

                                                             INTEREST      DUE         PRINCIPAL                        MARKET
CORPORATE PUBLIC SECURITIES:(A)(Continued)                     RATE        DATE         AMOUNT           COST           VALUE
                                                              ------     --------    ------------    ------------    ------------
CONVERTIBLE BONDS - 0.15%
Citadel Broadcasting Corporation                               4.000%    02/15/11    $    250,000    $    194,063    $    192,188
                                                                                                     ------------    ------------
  TOTAL CONVERTIBLE BONDS                                                                                 194,063         192,188
                                                                                                     ------------    ------------

  TOTAL CORPORATE PUBLIC SECURITIES                                                                  $ 28,489,599    $ 25,816,933
                                                                                                     ------------    ------------

                                                             INTEREST      DUE         PRINCIPAL                        MARKET
SHORT TERM SECURITIES                                       RATE/YIELD*    DATE         AMOUNT           COST           VALUE
---------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER - 8.51%

Duke Energy Corporation                                        2.902%    07/02/08       2,460,000       2,459,802       2,459,802
Gannett Company, Inc.                                          3.253     07/07/08       1,937,000       1,935,951       1,935,951
I T T Industries, Inc.                                         2.903     07/08/08       1,277,000       1,276,280       1,276,280
O G E Energy Corporation                                       2.852     07/01/08       2,506,000       2,506,000       2,506,000
Oneok, Inc.                                                    2.802     07/09/08       2,500,000       2,498,333       2,498,333
                                                                                                     ------------    ------------
  TOTAL SHORT-TERM SECURITIES                                                                        $ 10,676,366    $ 10,676,366
                                                                                                     ------------    ------------
TOTAL INVESTMENTS                                             103.84%                                $137,676,294    $130,462,943
                                                                                                     ------------    ------------
  Other Assets                                                  6.12                                                    7,676,019
  Liabilities                                                  (9.96)                                                 (12,488,370)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $125,650,592
                                                              ======                                                 ============

(A) In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 06/30/08.
(D) Defaulted security; interest not accrued.
(E) Illiquid security. At June 30, 2008, the values of these securities amounted to $89,493,343 or 71.22% of net assets.
*   Effective yield at purchase
PIK - Payment-in-kind







---------------------------------------------------------------------------------------------------------------------------------
28

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)MassMutual Paticipation Investors June 30, 2008
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
                                                ------------                                                          ------------
AEROSPACE - 3.12%                                                     BUILDINGS & REAL ESTATE - 1.11%
Esterline Technologies                          $    175,875          K W P I Holdings Corporation                    $  1,256,049
Gencorp, Inc.                                        128,050          Texas Industries, Inc.                                34,825
Hughes Network Systems                               530,906          TruStile Doors, Inc.                                 101,253
P A S Holdco LLC                                   1,458,223                                                          ------------
Transdigm, Inc.                                      148,125                                                             1,392,127
Visioneering, Inc.                                   871,487                                                          ------------
Vought Aircraft Industries                           604,500          CHEMICAL, PLASTICS & RUBBER - 0.71%
                                                ------------          Capital Specialty Plastics, Inc.                     279,466
                                                   3,917,166          Koppers, Inc.                                        178,500
                                                ------------          NOVA Chemicals Corporation                           437,750
AUTOMOBILE - 7.90%                                                                                                    ------------
Ford Motor Credit Co.                                683,084                                                               895,716
Fuel Systems Holding Corporation                     936,521                                                          ------------
General Motors Acceptance Corporation                712,185          CONSUMER PRODUCTS - 8.83%
Goodyear Tire & Rubber Co.                           664,153          Aero Holdings, Inc.                                1,741,783
Jason, Inc.                                          723,231          Bravo Sports Holding Corporation                   1,411,043
Nyloncraft, Inc.                                   1,083,929          G F S I, Inc.                                        356,250
Ontario Drive & Gear Ltd.                            667,014          K N B Holdings Corporation                         1,410,187
Qualis Automotive LLC                              1,273,638          Momentum Holding Co.                                 838,307
Tenneco, Inc.                                        486,500          R A J Manufacturing Holdings LLC                   1,329,015
Titan International, Inc.                             68,600          R E I Delaware Holding, Inc.                       1,327,160
Transtar Holding Company                           1,715,506          Royal Baths Manufacturing Company                    598,563
TRW Automotive, Inc.                                 420,000          The Tranzonic Companies                            2,077,442
United Components, Inc.                              500,225          Walls Industries, Inc.                                 5,399
                                                ------------                                                          ------------
                                                   9,934,586                                                            11,095,149
                                                ------------                                                          ------------
BEVERAGE, DRUG & FOOD - 1.81%                                         CONTAINERS, PACKAGING & GLASS - 4.92%
Aramark Corporation                                   93,500          Flutes, Inc.                                         794,680
Golden County Foods Holding, Inc.                  1,054,461          Maverick Acquisition Company                         436,500
Specialty Foods Group, Inc.                             --            P I I Holding Corporation                          1,481,530
Vitality Foodservice, Inc.                         1,126,738          Packaging Dynamics Corporation of America            648,375
                                                ------------          Paradigm Packaging, Inc.                           1,091,346
                                                   2,274,699          Pliant Corporation                                   813,528
                                                ------------          Vitex Packaging Group, Inc.                          911,250
BROADCASTING & ENTERTAINMENT- 2.32%                                                                                   ------------
Cablevision Systems Corporation                      472,500                                                             6,177,209
Charter Communications Op LLC                        708,750                                                          ------------
Citadel Broadcasting Corporation                     192,188          DISTRIBUTION - 0.74%
Comcast Corporation                                  318,696          Duncan Systems, Inc.                                 935,880
Mediacom Broadband LLC                               670,312          QualServ Corporation                                    --
Workplace Media Holdings Co.                         552,323                                                          ------------
                                                ------------                                                               935,880
                                                   2,914,769                                                          ------------
                                                ------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                29

June 30, 2008
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
                                                ------------                                                          ------------
DIVERSIFIED/CONGLOMERATE,                                             FINANCIAL SERVICES - 2.26%
MANUFACTURING - 5.63%                                                 A W X Holdings Corporation                      $    892,466
A H C Holding Company, Inc.                     $  1,321,757          Highgate Capital LLC                                    --
Arrow Tru-Line Holdings, Inc.                        871,724          Leucadia National Corporation                        609,160
Douglas Dynamics LLC                                 415,888          Nesco Holdings Corporation                         1,343,609
Evans Consoles, Inc.                                 462,983          Victory Ventures LLC                                    --
Nortek, Inc.                                          95,000                                                          ------------
Postle Aluminum Company LLC                        1,292,180                                                             2,845,235
Radiac Abrasives, Inc.                             1,511,470                                                          ------------
Truck Bodies & Equipment International             1,100,428          HEALTHCARE, EDUCATION & CHILDCARE - 4.18%
                                                ------------          A T I Acquisition Company                          1,344,679
                                                   7,071,430          American Hospice Management Holding LLC            1,784,627
                                                ------------          F H S Holdings LLC                                 1,365,123
DIVERSIFIED/CONGLOMERATE, SERVICE - 6.50%                             H C A, Inc.                                          515,000
Advanced Technologies Holdings                     1,324,520          Tenet Healthcare Corporation                         239,375
CapeSuccess LLC                                         --            Touchstone Health Partnership                           --
Diversco, Inc./DHI Holdings, Inc.                    751,555                                                          ------------
Dwyer Group, Inc.                                    758,162                                                             5,248,804
Fowler Holding, Inc.                               1,204,517                                                          ------------
GQ Holdings LLC                                    1,345,424          HOME & OFFICE FURNISHINGS, HOUSEWARES,
Insurance Claims Management, Inc.                     54,356          AND DURABLE CONSUMER PRODUCTS - 8.93%
Interline Brands, Inc.                               800,950          Connor Sport Court International, Inc.               529,713
Iron Mountain, Inc.                                  515,000          H M Holding Company                                     --
Mail Communications Group, Inc.                      707,974          Home Decor Holding Company                         1,199,573
Moss, Inc.                                           705,309          Justrite Manufacturing Acquisition Co.               974,675
                                                ------------          K H O F Holdings, Inc.                             1,343,084
                                                   8,167,767          Monessen Holding Corporation                       1,215,000
                                                ------------          Stanton Carpet Holding Co.                         1,491,471
ELECTRONICS - 1.58%                                                   Transpac Holdings Company                          1,018,840
Connecticut Electric, Inc.                         1,136,423          U M A Enterprises, Inc.                            1,320,322
Directed Electronics, Inc.                           331,701          U-Line Corporation                                 1,166,006
Distributed Energy Systems Corporation                   700          Wellborn Forest Holding Co.                          969,150
Electronic Data Systems Corporation                  515,633                                                          ------------
                                                ------------                                                            11,227,834
                                                   1,984,457                                                          ------------
                                                ------------          LEISURE, AMUSEMENT, ENTERTAINMENT - 2.75%
FARMING & AGRICULTURE - 1.05%                                         Boyd Gaming Corporation                              110,625
Protein Genetics, Inc.                                  --            Electra Bicycle Company LLC                          787,789
Waggin' Train Holdings LLC                         1,315,180          Majestic Star Casino LLC                             207,500
                                                ------------          O E D Corp/Diamond Jo Company Guarantee              455,000
                                                   1,315,180          Savage Sports Holding, Inc.                        1,260,750
                                                ------------          Tunica-Biloxi Gaming Authority                       523,800
                                                                      Warner Music Group Corporation                       103,905
                                                                                                                      ------------
                                                                                                                         3,449,369
                                                                                                                      ------------

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30

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)MassMutual Paticipation Investors June 30, 2008
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
                                                ------------                                                          ------------
MACHINERY - 8.43%                                                     NATURAL RESOURCES - 0.40%
Davis-Standard LLC                              $  1,778,099          Appleton Papers, Inc.                           $    236,250
E S P Holdco, Inc.                                 1,317,491          Cenveo Corporation                                    44,438
Integration Technology Systems, Inc.                    --            Intrepid Potash, Inc.                                 12,169
K-Tek Holdings Corporation                         1,311,604          Range Resources Corporation                           24,813
Manitowoc Company, Inc.                               95,000          SandRidge Energy, Inc.                               180,900
Morton Industrial Group, Inc.                      1,171,145                                                          ------------
Navis Global                                         673,006                                                               498,570
NetShape Technologies, Inc.                          948,192                                                          ------------
Pacific Consolidated Holdings LLC                    644,524          OIL & GAS - 2.56%
Power Services Holding Company                     1,319,708          Bristow Group, Inc.                                   75,188
Safety Speed Cut Manufacturing Company, Inc.         593,284          Clayton Williams Energy, Inc.                        552,000
Stewart & Stevenson LLC                              740,625          Mariner Energy, Inc.                                 387,000
                                                ------------          North American Energy Partners                       202,000
                                                  10,592,678          Offshore Logistics, Inc.                             336,875
                                                ------------          Quicksilver Resources, Inc.                          558,750
MEDICAL DEVICES/BIOTECH - 2.57%                                       Tesoro Petroleum Corporation                         224,375
Coeur, Inc.                                          673,266          Total E & S, Inc.                                    881,488
E X C Acquisition Corporation                         97,897                                                          ------------
ETEX Corporation                                        --                                                               3,217,676
MicroGroup, Inc.                                   1,805,739                                                          ------------
OakRiver Technology, Inc.                            658,199          PHARMACEUTICALS - 1.32%
TherOX, Inc.                                            --            CorePharma LLC                                     1,387,525
                                                ------------          Enzymatic Therapy, Inc.                              274,455
                                                   3,235,101                                                          ------------
                                                ------------                                                             1,661,980
MINING, STEEL, IRON & NON PRECIOUS                                                                                    ------------
METALS - 1.89%                                                        PUBLISHING/PRINTING - 0.59%
Ryerson, Inc.                                         29,775          Quebecor Media, Inc.                                 534,750
Steel Dynamics, Inc.                                  95,750          Sheridan Acquisition Corporation                     207,000
T H I Acquisition, Inc.                            1,325,958                                                          ------------
Tube City IMS Corporation                            922,500                                                               741,750
                                                ------------                                                          ------------
                                                   2,373,983          RETAIL STORES - 1.29%
                                                ------------          Neiman Marcus Group, Inc.                            600,000
MORTGAGE-BACKED SECURITIES - 1.17%                                    Olympic Sales, Inc.                                  339,819
Countrywide Alternative Loan Trust                   757,261          Rental Service Corporation                           417,500
Indymac INDX Mortgage Loan Trust                     715,375          United Rentals, Inc.                                 260,000
                                                ------------                                                          ------------
                                                   1,472,636                                                             1,617,319
                                                ------------                                                          ------------
                                                                      TECHNOLOGY - 2.01%
                                                                      Compucom Systems, Inc.                               619,750
                                                                      EnerNOC, Inc.                                        421,825
                                                                      Smart Source Holdings LLC                          1,481,839
                                                                                                                      ------------
                                                                                                                         2,523,414
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                31

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)MassMutual Paticipation Investors June 30, 2008
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
                                                ------------                                                          ------------
TELECOMMUNICATIONS - 2.26%                                            WASTE MANAGEMENT / POLLUTION - 2.65%
Cincinnati Bell, Inc.                           $    532,125          Terra Renewal Services, Inc.                    $  1,959,550
Intelsat Bermuda Ltd.                                695,175          Torrent Group Holdings, Inc.                       1,372,211
ITC^DeltaCom, Inc.                                   283,764                                                          ------------
N T L Cable PLC                                      740,625                                                             3,331,761
Rogers Wireless, Inc.                                592,812                                                          ------------
                                                ------------          Total Corporate Restricted and
                                                   2,844,501          Public Securities - 95.33%                      $119,786,577
                                                ------------                                                          ============
TRANSPORTATION - 1.73%
Kansas City Southern Railway                          50,625
NABCO, Inc.                                          188,528
Tangent Rail Corporation                           1,929,053
                                                ------------
                                                   2,168,206
                                                ------------
UTILITIES - 2.12%
Dynegy Holdings, Inc.                                875,675
Edison Mission Energy                                 34,825
Inergy LP                                             73,875
Intergen NV 388,125
Markwest Energy Operating Co.                        518,375
Petrohawk Energy Corporation                         768,750
                                                ------------
                                                   2,659,625
                                                ------------












See Notes to Consolidated Financial Statements
----------------------------------------------------------------------------------------------------------------------------------
32

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MassMutual Participation Investors
(UNAUDITED)

1. HISTORY
   MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

   The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as common stock, warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

   On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of the MMPI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMPI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:
   Valuation of a security in the Trust's portfolio is made on the basis of the market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities, which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act") or pursuant to a transaction that is exempt from registration under the 1933 Act.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustees meet at least once in each quarter to approve the value of the Trus t's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations,

--------------------------------------------------------------------------------

(UNAUDITED)

   the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $89,493,343 (71.22% of net assets) as of June 30, 2008 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of June 30, 2008, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

   B. ACCOUNTING FOR INVESTMENTS:
   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:
   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized longterm gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMPI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   The MMPI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust's receiving any distributions from the MMPI Subsidiary Trust, all of the MMPI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the six months ended June 30, 2008, the MMPI Subsidiary Trust has not accrued any income tax expense.

   In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - An interpretation of FASB Statement No. 109 ("FIN 48"). Management has analyzed the Trust's tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2008, no provision for income tax would be required in the Trust's financial statements. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

   E. DISTRIBUTIONS TO SHAREHOLDERS:
   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

   F. EXPENSE REDUCTION:
   Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the six months ended June 30, 2008, there were no credit balances used to reduce custodian fees.

--------------------------------------------------------------------------------
34

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MassMutual Participation Investors
(CONTINUED)(UNAUDITED)

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES CONTRACT
   A. SERVICES:
   Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   B. FEE:
   For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

   C. BASIS FOR BOARD RENEWAL OF CONTRACT
   At a meeting of the Board of Trustees held on April 25, 2008, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved a one year continuance of the Contract.

   Prior to the meeting, the Board of Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Board of Trustees' legal responsibilities in connection with its review and reapproval of the Contract. The Board of Trustees also requested and received from Babson Capital extensive written and oral information regarding among other matters: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangement between Babson Capital and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fallout" benefits to Babson Capital resulting from the Contract.

   Among other things, the Trustees discussed and considered with management (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of the continuance of the Contract. These considerations are summarized below.

   NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL TO THE TRUST

   In evaluating the scope and quality of the services provided by Babson Capital to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital to the Trust under the Contract; (ii) Babson Capital's ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Babson Capital's staff; (iv) the strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Board of Trustees concluded that, overall, it is satisfied with the nature, extent and quality of services provided by Babson Capital, and expected to be provided in the future, under the renewed Contract.

   INVESTMENT PERFORMANCE

   The Board also examined the Trust's short-term, intermediateterm, and long-term performance as compared against various benchmark indices presented at the meeting. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(CONTINUED)(UNAUDITED)

   ADVISORY FEE/COST OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER'S "FALL-OUT" BENEFITS

   In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than MassMutual Corporate Investors ("MMCI"), which also is advised by Babson Capital. Under the terms of MMCI's Investment Services Contract with Babson Capital, MMCI is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees also noted the higher fees charged by Babson Capital to Tower Square Capital Partners, L.P. and Tower Square Capital Partners II, L.P., both private mezzanine funds also managed by Babson Capital.

   At the request of the Trustees, Babson Capital provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Board also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.

   ECONOMIES OF SCALE

   Finally, the Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

4. SENIOR SECURED INDEBTEDNESS
   A. NOTE PAYABLE:
   MassMutual holds the Trust's $12,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due December 13, 2011 and accrues interest at 5.80% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2008, the Trust incurred total interest expense on the Note of $348,000.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

   B. REVOLVING CREDIT AGREEMENT:
   The Trust's $15,000,000 revolving credit agreement (the "Revolver") with Bank of America N.A. matured on May 30, 2008.

   For the six-month period ended June 30, 2008, the Trust incurred a total expense on the Revolver of $6,229. The expense was incurred on the undrawn portion of the Revolver from January 1, 2008 to the maturity date on May 30, 2008.

5. PURCHASES AND SALES OF INVESTMENTS

                                                       For the six
                                                       months ended
                                                        6/30/2008
                                                 Cost of       Proceeds from
                                              Investments         Sales or
                                               Acquired          Maturities
                                               --------          ----------

   Corporate restricted securities           $ 10,285,383       $ 13,434,014
   Corporate public securities                  2,232,071          7,710,055

   The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of June 30, 2008. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of June 30, 2008 is $7,213,351 and consists of $8,020,766 appreciation and $15,234,117 depreciation.

--------------------------------------------------------------------------------
36

                                              MassMutual Participation Investors

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS

                                                       March 31, 2008
                                                   Amount         Per Share
                                                   ------         ---------
   Investment income                            $ 3,200,898
   Net investment income                          2,597,669         $ 0.26
   Net realized and unrealized
   loss on investments (net of taxes)            (2,528,865)         (0.26)

                                                       June 30, 2008
                                                   Amount         Per Share
                                                   ------         ---------

   Investment income                            $ 2,861,287
   Net investment income                          2,280,789         $ 0.23
   Net realized and unrealized
      loss on investments (net of taxes)         (1,496,914)         (0.15)

   7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED PERSONS
   For the six months ended June 30, 2008, the Trust paid its Trustees aggregate remuneration of $77,000. During the year the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Crandall and Joyal as "interested persons" of the Trust.

   All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual.

   Mr. Crandall, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital.

   The Trust did not make any payments to Babson Capital for the six months ended June 30 2008, other than amounts payable to Babson Capital pursuant to the Contract. For the six months ended June 30, 2008, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4.A:

      Preparation of Certain of the Trust's
      Shareholder Communications                                  $ 1,042

8. RESULTS OF SHAREHOLDER MEETING
   The Annual Meeting of Shareholders was held on Friday, April 25, 2008. The Shareholders were asked to vote to elect as trustees Michael H. Brown, Corine
   T. Norgaard, and Maleyne M. Syracuse for three year terms. The Shareholders approved the proposals. The Trust's other trustees, William J. Barrett, Donald E. Benson, Roger W. Crandall, Martin T. Hart, Donald Glickman, and Robert E. Joyal, continued to serve their respective terms following the April 25, 2008 Annual Shareholders Meeting. The results of Shareholders voting are set forth below.

                                                                   % of Shares
   Shares for                          Withheld      Total          Voted for
   -----------------------------------------------------------------------------
   Michael H. Brown
   8,450,536                           211,114     8,661,650          97.56%

   Corine T. Norgaard
   8,426,215                           235,435     8,661,650          97.28%

   Maleyne M. Syracuse
   8,435,070                           226,580     8,661,650          97.38%

9. FAIR VALUE MEASUREMENTS
   Effective January 1, 2008, the Trust adopted FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity's financial performance.

   Various inputs are used in determining the value of the Trust's investments. Using the hierarchy established under FAS 157, these inputs are summarized in the three broad levels listed below:

   Level 1: quoted prices in active markets for identical securities
   Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
   Level 3: significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

   The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The following is a summary of the inputs used to value the Trust's net assets as of June 30, 2008:

   ASSETS                      TOTAL        LEVEL 1      LEVEL 2       LEVEL 3
   -----------------------------------------------------------------------------
   Private Securities      $ 93,969,644   $     --    $ 4,476,301   $ 89,493,343
   Public Securities         25,816,933    1,368,855   24,448,078            --
   Short-term Securities     10,676,366         --     10,676,366            --
   -----------------------------------------------------------------------------
   TOTAL                   $130,462,943   $1,368,855  $39,600,745   $ 89,493,343

--------------------------------------------------------------------------------

(UNAUDITED)

   Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                            Private       Public      Short-term
   Assets                 Securities    Securities    Securities      Total
   ---------------------------------------------------------------------------
   Beginning balance
   at 12/31/2007         $94,083,138     $     --       $    --    $94,083,138

   Total gains or losses
   (realized/unrealized)
   included in earnings*  (1,947,008)          --            --     (1,947,008)

   Purchases, sales,
   issuances &
   settlements (net)      (2,642,787)          --            --    ((2,642,787)
   -----------------------------------------------------------------------------
   Ending balance
     at 6/30/08          $89,493,343     $     --       $    --    $89,493,343

   *The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to Level 3 assets still held at 6/30/08 is ($3,212,241).
--------------------------------------------------------------------------------
38
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
                                              MASSMUTUAL PARTICIPATION INVESTORS

MEMBERS OF THE BOARD OF                 OFFICERS
TRUSTEES
                                        Roger W. Crandall
Donald Glickman                         Chairman

Robert E. Joyal                         Clifford M. Noreen
                                        President
William J. Barrett
                                        James M. Roy
Michael H. Brown                        Vice President & Chief
                                        Financial Officer
Donald E. Benson*
                                        Rodney J. Dillman
Dr. Corine T. Norgaard*                 Vice President, Secretary
                                        & Chief Legal Officer
Roger W. Crandall
                                        Jill A. Fields
Martin T. Hart*                         Vice President

Maleyne M. Syracuse                     Michael P. Hermsen
                                        Vice President
*Member of the Audit committee
                                        Mary Wilson Kibbe
                                        Vice President

                                        Michael L. Klofas
                                        Vice President

                                        Richard E. Spencer, II
                                        Vice President

                                        Daniel J. Florence
                                        Treasurer

                                        John T. Davitt, Jr.
                                        Comptroller

                                        Melissa M. Lagrant
                                        Chief Compliance Officer

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MassMutual Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan. The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by Shareholder Financial Services Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distributions.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in anyway, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 173673, Denver, CO 80217-3673.

                                                                              41
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[LOGO] MASSMUTUAL
       PARTICIPATION INVESTORS







































PI3344

ITEM 2.  CODE OF ETHICS.

         Not applicable for this filing.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable for this filing.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable for this filing.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable for this filing.



ITEM 6.  SCHEDULE OF INVESTMENTS

         A schedule of investments for the Registrant is included as part of this report to shareholders under item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable for this filing.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable for this filing. There have been no changes in any of the Portfolio Managers identified in the Registrant's most recent annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

          (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or
               Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Participation Investors
                ----------------------------------
By:             /s/ Clifford M Noreen
                ----------------------------------
                Clifford M Noreen, President
                ----------------------------------
Date:           August 27, 2008
                ----------------------------------



            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford M Noreen
                ----------------------------------
                Clifford M Noreen, President
                ----------------------------------
Date:           August 27, 2008
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President, and
                Chief Financial Officer
                ----------------------------------
Date:           August 27, 2008
                ----------------------------------